Financial risk management	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Financial risk management
19. Financial risk management
The Group’s approach to the management of financial risks together with sensitivity analyses of its financial instruments is set out below.
Treasury policy
Pearson’s treasury policies set out the Group’s principles for addressing key financial risks including capital risk, liquidity risk, foreign exchange risk and interest rate risk, and sets out measurable targets for each. The Audit Committee receives quarterly reports incorporating compliance with measurable targets and reviews and approves any changes to treasury policies annually.
The treasury function is permitted to use derivatives where their use reduces a risk or allows a transaction to be undertaken more cost effectively. Derivatives permitted include swaps, forwards and collars to manage foreign exchange and interest rate risk, with foreign exchange swap and forward contracts the most commonly executed. Speculative transactions are not permitted.

Capital risk
The Group’s objectives when managing capital are:

•	To maintain a strong balance sheet and a solid investment grade rating;

•	To continue to invest in the business organically and through acquisitions; and

•	To have a sustainable and progressive dividend policy.
In September 2021, Standard & Poor’s Financial Services LLC withdrew its ratings at the request of the Group. Fitch Ratings Limited assigned a first-time Long-Term Issuer Default Rating (“IDR”) of
‘BBB-’
(stable outlook) to the Group. The Group’s bonds are rated Baa3 (stable outlook) and
BBB-
(stable outlook) by Moody’s Investors Service and Fitch Ratings Limited respectively.
Net debt
The Group’s net debt position is set out below:

All figures in £ millions	2021	2020
Cash and cash equivalents	937	1,116
Derivative financial instruments	(2)	11
Bank loans and overdrafts	—	(3)
Bonds	(767)	(965)
Investment in finance lease receivable	115	130
Lease liabilities	(633)	(752)

Net debt	(350)	(463)

At 31 December 2020, net debt presented above includes borrowings of £69m and cash and cash equivalents of £19m which are included in assets and liabilities held for sale. There are no balances held for sale as at 31 December 2021.
Interest and foreign exchange rate management
The Group’s principal currency exposure is to the US dollar which represents more than 60% of the Group’s sales.
The Group’s long-term debt is primarily held in US dollars to provide a natural hedge of this exposure, which is achieved through issued US dollar debt or converting euro debt to US dollars using cross-currency swaps, forwards and collars. As at 31 December 2021 and 2020, the Group’s debt of £1,400m (2020: £1,651m) is all held at fixed rates.
See note 16 for details of the Group’s hedging programme which addresses interest rate risk and foreign currency risk.
Overseas profits are converted to sterling to satisfy sterling cash outflows such as dividends at the prevailing spot rate at the time of the transaction. To the extent the Group has sufficient sterling, US dollars may be held as dollar cash to provide a natural offset to the Group’s debt or to satisfy future US dollar cash outflows.
The Group does not have significant cross-border foreign exchange transactional exposures.
Interest and foreign exchange rate management continued

As at 31 December 2021, the sensitivity of the carrying value of the Group’s financial instruments to fluctuations in interest rates and exchange rates is as follows:

	2021
All figures in £ millions	Carrying value	Impact of 1% increase in interest rates	Impact of 1% decrease in interest rates	Impact of 10% strengthening in sterling	Impact of 10% weakening in sterling
Investments in unlisted securities	113	—	—	(9)	11
Other receivable	87	—	—	(8)	10
Cash and cash equivalents	937	—	—	(43)	53
Derivative financial instruments	(2)	6	(6)	(1)	1
Bonds	(767)	5	(5)	37	(45)
Other borrowings	(633)	—	—	57	(70)
Investment in finance lease receivable	115	—	—	(11)	13
Other net financial assets	503	—	—	(42)	51

Total	353	11	(11)	(20)	24

	2020
All figures in £ millions	Carrying value	Impact of 1% increase in interest rates	Impact of 1% decrease in interest rates	Impact of 10% strengthening in sterling	Impact of 10% weakening in sterling
Investments in unlisted securities	138	—	—	(11)	13
Other receivable	96	—	—	(9)	11
Cash and cash equivalents	1,097	—	—	(55)	25
Derivative financial instruments	11	17	(19)	3	1
Bonds	(965)	9	(9)	54	(67)
Other borrowings	(686)	—	—	62	(76)
Investment in finance lease receivable	130	—	—	(12)	14
Other net financial assets	463	—	—	(44)	40

Total	284	26	(28)	(12)	(39)

The table above shows the sensitivities of the fair values of each class of financial instrument to an isolated change in either interest rates or foreign exchange rates. Other net financial assets comprises trade receivables less trade payables. A significant proportion of the movements shown above would impact equity rather than the income statement due to the location and functional currency of the entities in which they arise and the availability of net investment hedging.
The Group’s income statement is reported at average rates for the year while the balance sheet is translated at the year-end
closing rate. Differences between these rates can distort ratio calculations such as debt to EBITDA and interest cover. Adjusted operating profit translated at year-end
closing rates would be £6m higher (2020: £25m lower) than the reported figure of £385m (2020: £313m) at £391m (2020: £288m). Adjusted EBITDA translated at year-end
closing rates would be £8m higher (2020: £38m lower) than the reported figure of £598m (2020: £550m) at £606m (2020: £512m).
Liquidity and refinancing risk management
The Group regularly reviews the level of cash and debt facilities required to fund its activities. This involves preparing a prudent cash flow forecast for the next three to five years, determining the level of debt facilities
Liquidity and refinancing risk management continued

required to fund the business, planning for shareholder returns and repayments of maturing debt, and identifying an appropriate amount of headroom to provide a reserve against unexpected outflows.
At 31 December 2021, the Group had cash of £0.9bn (2020: £1.1bn) and no outstanding drawings (2020: £nil) on the US dollar denominated revolving credit facility due 2025 of $1.19bn (2020: $1.19bn).
The $1.19bn facility contains interest cover and leverage covenants which the Group has complied with for the year ended 31 December 2021. The maturity of the carrying values of the Group’s borrowings and trade payables are set out in notes 18 and 24 respectively.
At the end of 2021, the currency split of the Group’s trade payables was US dollar £199m (2020: £195m), sterling £76m (2020: £76m) and other currencies £76m (2020: £69m). Trade payables are all due within one year (2020: all due within one year).
The table below analyses the Group’s bonds and derivative assets and liabilities into relevant maturity groupings based on the remaining period at the balance sheet date to the contractual maturity date. Short dated derivative instruments have not been included in this table. The amounts disclosed in the table are the contractual undiscounted cash flows (including interest) and as such may differ from the amounts disclosed on the balance sheet.
Financial counterparty and credit risk management
Financial counterparty and credit risk arises from cash and cash equivalents, favourable derivative financial instruments and deposits with banks and financial institutions, as well as credit exposures to customers, including outstanding receivables. Counterparty credit limits, which take published credit rating and other factors into account, are set to cover the Group’s total aggregate exposure to a single financial institution. The limits applicable to published credit rating bands are approved by the Chief Financial Officer within guidelines approved by the Board. Exposures and limits applicable to each financial institution are reviewed on a regular basis.

	Analysed by maturity				Analysed by currency
All figures in £ millions	Greater than one month and less than one year	Later than one year but less than five years	Five years or more	Total	USD	GBP	Other	Total
At 31 December 2021
Bonds	107	386	403	896	162	468	266	896
Rate derivatives – inflows	(7)	(331)	—	(338)	(9)	(150)	(179)	(338)
Rate derivatives – outflows	12	339	4	355	203	150	2	355
FX forwards – inflows	(148)	—	—	(148)	—	(148)	—	(148)
FX forwards – outflows	148	—	—	148	90	—	58	148

Total	112	394	407	913	446	320	147	913

At 31 December 2020
Bonds	200	497	416	1,113	166	481	466	1,113
Rate derivatives – inflows	(186)	(350)	(1)	(537)	(12)	(152)	(373)	(537)
Rate derivatives – outflows	180	350	12	542	209	330	3	542
FX forwards – inflows	(68)	—	—	(68)	—	(68)	—	(68)
FX forwards – outflows	68	—	—	68	36	—	32	68

Total	194	497	427	1,118	399	591	128	1,118

Financial counterparty and credit risk management continued

Cash deposits and derivative transactions are made with approved counterparties up to pre-agreed limits. To manage counterparty risk associated with cash and cash equivalents, the Group uses a mixture of money market funds as well as bank deposits. As at 31 December 2021, 81% (2020: 88%) of cash and cash equivalents was held with investment grade bank counterparties, 9% (2020: 9%) with AAA money market funds and 10% (2020: 3%) with non-investment grade bank counterparties.
For trade receivables and contract assets, the Group’s exposure to credit risk is influenced mainly by the individual characteristics of each customer. However, risk associated with the industry and country in which customers operate may also influence the credit risk. The credit quality of customers is assessed by taking into account financial position, past experience and other relevant factors. Individual credit limits are set for each customer based on internal ratings. The compliance with credit limits is regularly monitored by the Group. A default on a trade receivable is when the counterparty fails to make contractual payments within the stated payment terms. Trade receivables and contract assets are written off when there is no reasonable expectation of recovery. The carrying amounts of financial assets, trade receivables and contract assets represent the maximum credit exposure.
Trade receivables and contract assets are subject to impairment using the expected credit loss model. The Group applies the IFRS 9 simplified approach to measuring expected credit losses which uses a lifetime expected credit loss allowance for all trade receivables and contract assets. To measure the expected credit losses, trade receivables and contract assets have been grouped based on shared credit risk characteristics and the days past due. See note 22 for further details about trade receivables and contract assets including movements in provisions for bad and doubtful debts.
Amendments to IFRS 9 and IFRS 7 Interest Rate Benchmark Reform
In August 2020, the IASB published ‘Interest Rate Benchmark Reform – Phase 2 (Amendments to IFRS 9, IAS 39, IFRS 7, IFRS 4 and IFRS 16)’ with amendments that address financial reporting after the reform of an interest rate benchmark, including its replacement with alternative benchmark rates. The amendments were effective for annual periods beginning on or after 1 January 2021, with earlier application permitted.
The Group has limited exposure to changes in the IBOR benchmark. At 31 December 2021, the Group holds interest rate and cross-currency interest rate swaps (£29m assets in fair value hedge relationships and £29m liabilities of which £21m are in net investment hedge relationships). In addition, the Group has a revolving credit facility which was not drawn on 31 December 2021, for which the terms were updated in the period in accordance with industry standards. The Group has signed up to the ISDA protocol. For GBP exposures the Group transitioned GBP LIBOR to SONIA. The Group’s risk management strategy has not changed as a result of IBOR reform and the Group considers the impact of IBOR reform to be immaterial to the financial statements.